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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  November 23, 2005


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On November 21, 2005, the sole stockholder of Duane Reade Holdings, Inc., a Delaware corporation (the "Company"), approved an amendment to the Duane Reade Holdings, Inc. Management Stock Option Plan (as amended, the "Plan") to reserve an additional 125,363 shares of the Company's common stock for issuance under the Plan. An aggregate of 370,293 shares have been reserved for issuance in respect of stock options over the term of the Plan, which expires on July 30, 2014, and a copy of which was filed as Exhibit 10.2 to Duane Reade Inc.'s Form 10-Q filed with the SEC for the quarterly period ending September 25, 2004.

(b) On November 21, 2005, Duane Reade Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Duane Reade"), entered into an employment agreement with Mr. Richard W. Dreiling who will become President, Chief Executive Officer and a director of Duane Reade and the Company. Mr. Dreiling's employment agreement sets forth certain understandings and arrangements with respect to the employment relationship of Mr. Dreiling and Duane Reade. In connection with the appointment of Mr. Dreiling to his positions with Duane Reade and the Company, the Company entered into a stock option agreement with Mr. Dreiling, dated as of November 21, 2005. The material terms of Mr. Dreiling's employment agreement and stock option agreement are summarized below.

EMPLOYMENT AGREEMENT

The employment agreement with Mr. Dreiling provides for an initial annual base salary of $825,000 and an annual bonus opportunity ranging from 50% to 150% of his base salary; provided, however, that Mr. Dreiling's annual bonus for fiscal year 2006 is guaranteed at no less than 100% of his base salary, subject to his remaining employed with Duane Reade on the date such 2006 annual bonuses are paid to other senior executives. The actual annual bonus paid to Mr. Dreiling will be based on Duane Reade's attainment of 95% to 105% of pre-determined EBITDA targets (as set forth in the employment agreement). Duane Reade will also pay Mr. Dreiling a one-time bonus of $330,000, which amount will be paid by February 19, 2006 if he remains employed on such date.

Mr. Dreiling's employment agreement provides for an initial term of four years. Thereafter, the agreement shall continue for consecutive one-year periods unless either Duane Reade or Mr. Dreiling gives the other written notice that the agreement will terminate at the end of such term at least 90 days prior to the end of the initial term or any extension term. If such notice of non-renewal is given by Duane Reade, Mr. Dreiling is entitled to a severance payment of two times his then-current base salary and continued health benefits to be paid over a period of 24 months from the end of his employment term.

The agreement provides that Mr. Dreiling shall be granted a nonqualified stock option under the Company's Management Stock Option Plan to purchase 5% of the shares of the Company's outstanding common stock on a fully diluted basis as of the effective date of the employment agreement pursuant to a separate stock option agreement. The material terms of Mr. Dreiling's stock option agreement are described further below.

Mr. Dreiling is entitled to the pension and welfare benefits that are generally available to Duane Reade's other senior executives. Mr. Dreiling is also entitled to reimbursement of certain costs and expenses to assist him with his relocation from Pleasanton, California to the greater New York tri-state area, including six months of temporary housing costs at up to $5,000 per month, travel expenses for house-hunting trips, moving and closing costs, and $30,000 for any other expenses related to the relocation. To the extent any of such reimbursements are taxable to Mr. Dreiling, Duane Reade will pay him an additional payment such that after the payment of all such taxes and any taxes on the additional payments, he will be in the same after-tax position as if no such tax had been imposed.

If Mr. Dreiling voluntarily leaves the employ of Duane Reade without "good reason" (as defined in the employment agreement), or is discharged for "cause" (as defined in the employment agreement), he shall not be entitled to receive any further salary, bonuses, benefits or severance after his date of termination. If his employment terminates for death or disability, Mr. Dreiling (or his estate) is entitled to any earned but


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unpaid bonuses, his one-time and 2006 guaranteed annual bonus (if unpaid), and an annual bonus for the year of termination based on actual achievement of Duane Reade's EBITDA goals and pro rated based on his days of service prior to such termination.

If Mr. Dreiling voluntarily leaves the employ of Duane Reade for "good reason," or is terminated by Duane Reade without "cause," Mr. Dreiling is entitled to all the benefits due upon a termination for death or disability, plus a severance payment payable in equal installments over a period of 24 months of an amount equal to two times the sum of (i) his then-current base salary and (ii) the "severance bonus" (as defined in the employment agreement). Mr. Dreiling is also entitled to receive health benefits during the period he is receiving severance payments. If such a termination of Mr. Dreiling's employment occurs within 24 months after a "change in control" (as such term is defined in the stock option agreement), he is entitled to all of the foregoing benefits, except that the severance benefits shall be paid in a single lump sum rather than in installments.

Mr. Dreiling's post-termination benefits are conditioned on his compliance with confidentiality provisions and covenants not to solicit employees of Duane Reade and not to compete with Duane Reade in the chain drug business in the greater New York area for a period of two years following his termination, and on his execution and nonrevocation of a general release and waiver of claims in favor of Duane Reade. Duane Reade reserves the right to cease payment of, and to "clawback," certain of Mr. Dreiling's post-termination benefits in the event that he breaches any of the noncompetion and nonsolicitation covenants.

Mr. Dreiling's employment agreement also entitles him to reimbursement of up to $50,000 in legal fees incurred in connection with his entering into the employment agreement with Duane Reade.

NONQUALIFIED STOCK OPTION AGREEMENT

In connection with the appointment of Mr. Dreiling to his positions with Duane Reade, the Company's board of directors approved the grant of nonqualified options to purchase 150,363 shares of the Company's common stock under the Company's Management Stock Option Plan and pursuant to a stock option agreement, dated as of November 21, 2005, the material terms of which are as follows:

o    The exercise price of the option is $100 per share.

o 60% of the options are service-based and vest in equal installments on each of the first four anniversaries of the grant date.

o 40% of the options are performance-based and vest only upon the attainment of conditions set forth in the stock option agreement.

o If Mr. Dreiling's employment is terminated by Duane Reade without "cause" (as defined in the employment agreement) or if he voluntarily resigns for "good reason" (as defined in the employment agreement), then the next installment of his unvested service-based options immediately vest in full, and all of his options that are vested remain exercisable for one year following his termination. Any options that are unvested as of such termination are forfeited.

o If Mr. Dreiling is discharged by Duane Reade for "cause," then all of his options, whether vested or unvested, shall immediately be forfeited. If Mr. Dreiling voluntarily resigns without "good reason," then all of his unvested options shall be forfeited, but his vested options shall remain exercisable for 90 days following his termination. If Mr. Dreiling's employment with Duane Reade terminates due to his death or disability, then a pro-rated portion (based on months of service before his termination) of the next installment of his unvested service-options immediately vest in full, and together with all of his other then vested options shall remain exercisable for a period of one year from the date of such termination. Any options that are unvested as of such termination shall be forfeited.

o If a "change in control" (as defined in the stock option agreement) occurs, then Mr. Dreiling's service-based options will vest to the extent necessary for him to exercise his rights pursuant to a "tag along" sale, and to satisfy the Company's rights with respect to a "drag along" sale, and if such "change in


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     control" results in the attainment of the applicable performance vesting conditions, all or a portion of his performance-based options will vest as of the date of the "change in control." The terms and conditions of such "drag along" and "tag along" rights are set forth in the Stockholders and Registration Rights Agreement, dated as of July 30, 2004, among the Company, the Subsidiaries as defined therein, Duane Reade, and any other parties which become parties thereto, to which Mr. Dreiling became a party as a condition to the foregoing stock option grant, and a copy of which was filed as Exhibit 10.3 to the Company's Form 10-K for the fiscal year ending December 25, 2004.

The foregoing descriptions of the employment agreement and the stock option agreement are not intended to be complete and are qualified in their entirety by the complete text of each of the employment agreement and the stock option agreement, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On November 21, 2005, Duane Reade announced that Richard W. Dreiling has been appointed Chief Executive Officer, President and a director of the Company and Duane Reade, effective immediately and that Anthony J. Cuti no longer serves in his former position as a director, Chairman of the Board, President and Chief Executive Officer of the Company and Duane Reade, effective November 21, 2005. A copy of the press release announcing the change in management is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

(c)     On November 21, 2005, the Company and Duane Reade announced that Richard
W. Dreiling has been appointed Chief Executive Officer, President and a director of the Company and Duane Reade, effective immediately. Mr. Dreiling, age 51, previously served as Executive Vice President, Chief Operating Officer of Longs Drug Store Corporation (NYSE: LDG) since March 2005, after having joined Longs Drug Store in July 2003 as Executive Vice President, Chief Operations Officer. Longs Drug Store operates a chain of retail drugs stores on the West Coast and Hawaii. From 1999 to 2003, Mr. Dreiling served as Executive Vice President - Marketing, Manufacturing and Distribution at Safeway, Inc. (NYSE: SWY), a food and drug retailer. Prior to that, Mr. Dreiling served from 1998 to 1999 as President of Vons, a Southern California food and drug division of Safeway. There are no family relationships between Mr. Dreiling and any director or executive officer of Duane Reade or the Company. There are no transactions between Mr. Dreiling and the Company or Duane Reade which the Company is required to report in which Mr. Dreiling has a direct or indirect material interest.

In connection with such appointment, the Company and Duane Reade entered into the agreements with Mr. Dreiling described in Item 1.01 above and incorporated herein by reference.

A copy of the press release announcing the change in management is filed with this report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On November 21, 2005, in connection with the amendment to the Plan, the Company amended its Amended and Restated Certificate of Incorporation to increase the total number of authorized shares from 3,000,000 to 3,100,000 and the total number of authorized shares of common stock from 2,950,000 shares to 3,050,000 shares. A copy of the Company's Certificate of Incorporation was previously filed as Exhibit 3.1(i) to the Company's and Duane Reade's S-4 Registration Statement No. 333-122206 filed with the Securities and Exchange Commission on January 21, 2005. A copy of Amendment No. 1 to the Amended and Restated Certificate of Incorporation of the Company is filed with this report as Exhibit 3.1 and is incorporated herein by reference.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits. The following exhibits are being filed herewith:

             EXHIBIT NO.       DESCRIPTION
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                3.1            Amendment No. 1 to the Amended and Restated
                               Certificate of Incorporation of Duane Reade
                               Holdings, Inc.

               10.1 Employment Agreement, dated as of November 21, 2005, between Duane Reade Inc. and Richard W. Dreiling

               10.2 Nonqualified Stock Option Agreement, dated as of November 21, 2005, between Duane Reade Holdings, Inc. and Richard W. Dreiling

               99.1            Press Release of Duane Reade Inc., dated
                               November 21, 2005



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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:      November 23, 2005

                                          DUANE READE HOLDINGS, INC.


                                          By: /s/ John K. Henry
                                              --------------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President
                                                     and Chief Financial Officer





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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
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  3.1          Amendment No. 1 to the Amended and Restated Certificate of
               Incorporation of Duane Reade Holdings, Inc.

 10.1 Employment Agreement, dated as of November 21, 2005, between Duane Reade Inc. and Richard W. Dreiling

 10.2 Nonqualified Stock Option Agreement, dated as of November 21, 2005, between Duane Reade Holdings, Inc. and Richard W. Dreiling

 99.1          Press Release of Duane Reade Inc., dated November 21, 2005



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